AST BOND PORTFOLIO 2025
SCHEDULE OF INVESTMENTS	as of September 30, 2024 (unaudited)
	Shares	Value
Long-Term Investment — 95.5%
Affiliated Mutual Fund
Fixed Income
AST Target Maturity Central Portfolio* (cost $29,233,043)	2,947,340	$31,536,535
Short-Term Investment — 2.4%
Affiliated Mutual Fund
PGIM Core Ultra Short Bond Fund (cost $774,934)	774,934	774,934

TOTAL INVESTMENTS—97.9% (cost $30,007,977)(wa)		32,311,469

Other assets in excess of liabilities(z) — 2.1%		705,190

Net Assets — 100.0%		$33,016,659

Below is a list of the abbreviation(s) used in the quarterly schedule of portfolio holdings:
CME	Chicago Mercantile Exchange
SOFR	Secured Overnight Financing Rate

*	Non-income producing security.
(wa)	Represents investments in Funds affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:
Futures contracts outstanding at September 30, 2024:
Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
24	3 Month CME SOFR	Jun. 2025	$5,789,100	$(8,444)
65	2 Year U.S. Treasury Notes	Dec. 2024	13,535,742	41,890
				33,446
Short Positions:
79	5 Year U.S. Treasury Notes	Dec. 2024	8,680,742	(12,144)
35	10 Year U.S. Treasury Notes	Dec. 2024	3,999,844	(2,487)
25	10 Year U.S. Ultra Treasury Notes	Dec. 2024	2,957,422	3,130
36	20 Year U.S. Treasury Bonds	Dec. 2024	4,470,750	19,651
22	30 Year U.S. Ultra Treasury Bonds	Dec. 2024	2,928,063	37,912
				46,062
				$79,508
Other information regarding the Portfolio is available in the Portfolio’s most recent Report to Shareholders. This information is available on the Securities and Exchange Commission’s website (www.sec.gov).
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